Exhibit 10.73
THIS WARRANT HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE (THE “STATE LAWS”). THIS WARRANT MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR THE AVAILABILITY OF AN APPLICABLE EXEMPTION FROM THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF SUCH ACT AND STATE LAWS EVIDENCED BY AN OPINION OF LEGAL COUNSEL, WHICH OPINION AND LEGAL COUNSEL ARE SATISFACTORY TO THE PARTNERSHIP.

RIO VISTA ENERGY PARTNERS L.P.
COMMON UNIT PURCHASE WARRANT
This Warrant certifies that, for value received, TCW Energy Funds X Holdings, L.P., a California limited partnership, or its registered assigns (“Holder”), is entitled to purchase from Rio Vista Energy Partners L.P., a Delaware limited partnership (the “Partnership”):
(a) at any time or from time to time after May 19, 2008 until such time as the Demand Loan (the “Demand Loan”) under the Note Purchase Agreement dated as of November 19, 2007 (the “Note Purchase Agreement”) by and among Rio Vista Penny LLC (“Rio Vista Penny”), TCW Asset Management Company, a California corporation (“TAMCO”), TCW Energy Fund X-NL, L.P., a California limited partnership, TCW Energy Fund XB-NL, L.P., a California limited partnership, TCW Energy Fund XC-NL, L.P., a California limited partnership, TCW Energy Fund XD-NL, L.P., a California limited partnership, TAMCO, as Investment Manager under the Amended and Restated Investment Management and Custody Agreement dated as of December 3, 2003 among Ensign Peak Advisors, Inc., TAMCO, and Trust Company of the West (“TCW”), a California trust company, as Sub-Custodian; TAMCO as Investment Manager under the Amended and Restated Investment Management and Custody Agreement dated as of March 18, 2004 among ING Life Insurance and Annuity Company, TAMCO, and TCW as Sub Custodian; and TAMCO as Investment Manager under the Amended and Restated Investment Management and Custody Agreement dated as of December 11, 2003 among Harry L. Bradley, Jr. Partition Trust, Harry L. Bradley, Jr. Trust, Jane Bradley Uihlien Pettit Partition Trust, Jane Bradley Uihlien Trust, TAMCO, and TCW as Sub-Custodian, (such entities, the “Note Holders”) is paid in full (the “Tranche 1 Exercise Period”), that number of fully paid and non-assessable common units of the Partnership derived by dividing (i) the amount of outstanding principal owed by Rio Vista Penny to the Note Holders pursuant to the Demand Loan, by (ii) the Tranche 1 Exercise Price (defined below), at an exercise price equal to the lower of (A) $13.33 per common unit (the “Fixed Tranche 1 Price”) and (B) (x) 90% multiplied by (y) the average Market Price for the 20 trading days preceding the date of Holder’s election to exercise this Warrant for such Tranche 1 Warrant Units pursuant to Section 1 (such lower price, the “Tranche 1 Exercise Price”), and

(b) at any time or from time to time after November 19, 2008 until such time as the outstanding amounts under the Note Purchase Agreement (other than the Demand Loan) are paid in full (the “Tranche 2 Exercise Period”), that number of fully paid and non-assessable common units of the Partnership derived by dividing (i) the amount of outstanding principal, accrued interest, and expenses owed by Rio Vista Penny to Holder pursuant to the Note Purchase Agreement, less the amount of outstanding principal under the Demand Loan, on the date of Holder’s election to exercise this Warrant for such Tranche 2 Warrant Units pursuant to Section 1, by (ii) the Tranche 2 Exercise Price (defined below) for an exercise price (the “Tranche 2 Exercise Price”) equal to (x) 90% multiplied by (y) the average Market Price for the 20 trading days preceding the date of Holder’s election to exercise this Warrant for such Tranche 2 Warrant Units pursuant to Section 1. As used herein, the term “Warrant Units” refers to the common units of the Partnership issuable upon exercise of this Warrant, the term “Tranche 1 Warrant Units” refers to the common units of the Partnership issuable upon the exercise of this Warrant during the Tranche 1 Exercise Period, and the term “Tranche 2 Warrant Units” refers to the common units of the Partnership issuable upon the exercise of this Warrant during the Tranche 2 Exercise Period. The Fixed Tranche 1 Price and number of Tranche 1 Warrant Units is subject to adjustment as provided in Section 3 hereof.
For the purposes of this Warrant, the “Market Price” on any day shall be the last sale price on such day on the NASDAQ Stock Market, or, if the common units are not then listed or admitted to trading on the NASDAQ Stock Market, on such other principal stock exchange on which such units are then listed or admitted to trading, or, if no sale takes place on such day on any such exchange, the average of the closing bid or asked prices on such day as officially quoted on any such exchange, or, if the common units are not then listed or admitted to trading on any stock exchange, the average of the reported closing bid and asked prices on such day in the over-the-counter market as quoted on the National Association of Securities Dealers Automated Quotation System or, if not so quoted, then as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Partnership. If there shall be no meaningful over-the-counter market, the Market Price shall be the fair market value as determined solely by the general partner of the Partnership (with such fair market value being equal to or in excess of the book value).
This Warrant, together with all warrants issued upon transfer, exchange or in replacement hereof pursuant to Section 7 hereof (collectively, the “Warrants”), is subject to the following additional terms, provisions, and conditions:
Section 1. Manner of Exercise; Issuance of Certificates; Payment for Warrant Units. Subject to the provisions hereof, this Warrant may be exercised by Holder, in whole or in part, by the surrender of this Warrant, together with a completed Exercise Agreement in the form attached hereto, to the Partnership during normal business hours on any business day at the Partnership’s office in El Segundo, California (or such other office or agency of the Partnership as it may designate by notice to Holder), during, with respect to the Tranche 1 Warrant Units, the Tranche 1 Exercise Period, and with respect to the Tranche 2 Warrant Units, the Tranche 2 Exercise Period, and upon payment to the Partnership of the Tranche 1 Exercise Price for the Tranche 1 Warrant Units or the Tranche 2 Exercise Price for the Tranche 2 Warrant Units specified in said Exercise Agreement. Payment of the Tranche 1 Exercise Price shall be made by Holder by reducing the outstanding principal owed by Rio Vista Penny to the Note Holders under the Demand Loan by the amount of such payment. Payment of the Tranche 2 Exercise Price shall be made by Holder by reducing the outstanding principal (other than pursuant to the Demand Loan), accrued interest, and expenses owed by Rio Vista Penny to the Note Holders pursuant to the Note Purchase Agreement by the amount of such payment.

The Partnership shall not be required to issue fractional Warrant Units upon any exercise of this Warrant, but instead the value of any such fractional Warrant Units shall remain outstanding under the Note Purchase Agreement. The Warrant Units so purchased shall be deemed to be issued to Holder or its designees as the record owner of such shares as of the close of business on the date or dates on which this Warrant shall have been surrendered, the completed Exercise Agreement delivered, and payment made for such Warrant Units as aforesaid. Certificates for the Warrant Units so purchased, representing the aggregate number of common units specified in said Exercise Agreement, shall be delivered to Holder within a reasonable time, not exceeding ten business days, after this Warrant shall have been so exercised.
The Warrant Units so delivered shall be in such denominations as may be reasonably requested by Holder, shall be listed for trading on any NASDAQ Stock Market (or such other exchange as the common units are then listed or traded), and shall be registered in the name of Holder or such other name as shall be designated by Holder. The Partnership will file a registration statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”) covering the Warrant Units within 90 days following the first exercise of this Warrant and will use commercially reasonable efforts to cause the Registration Statement to be declared effective as soon as practicable thereafter. The Partnership will maintain the effectiveness of the Registration Statement until the Warrant Units have been resold pursuant to the Registration Statement or are eligible for resale, without restriction, pursuant to Rule 144 of the Securities Act.
Holder will cooperate with the Partnership as reasonably requested by the Partnership in connection with the preparation and filing of the Registration Statement. Holder will furnish to the Partnership such information regarding itself, the common units held by it, and the intended method of disposition of such common units as shall be reasonably required to cause the effectiveness of the Registration Statement and will execute and deliver such documents in connection with the Registration Statement as the Partnership may reasonably request. Holder will, upon receipt of notice from the Partnership of any event requiring suspension of the use of the prospectus included as part of the Registration Statement, immediately discontinue disposition of common units pursuant to the Registration Statement until Holder’s receipt of the copies of the supplemented or amended prospectus or receipt of notice that no supplement or amendment is required. Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or comply with the provisions of an exemption from such prospectus delivery requirements in connection with sales of common units pursuant to the Registration Statement.

With respect to the Tranche 1 Warrant Units, if, on the date the Registration Statement is declared effective by the Securities and Exchange Commission and the Warrant Units are not subject to contractual restriction on resale (the “Registration Date”), the Market Price (the “Registration Date Price”) is less than the Market Price on the date of such exercise of this Warrant for such Warrant Units (the “Exercise Date Price”), the Partnership and Rio Vista Penny jointly agree to deliver to Holder either (i) additional common units of the Partnership (the “Additional Units”) in such number as necessary so that the aggregate value (based on the Registration Date Price) of (A) the Tranche 1 Warrant Units issued to Holder in connection with such exercise plus (B) the Additional Units, equals the value (based on the Exercise Date Price) of the Tranche 1 Warrant Units issued to Holder in connection with such exercise, or (ii) cash (the “Additional Cash”) in such amount as necessary so that the aggregate value of (A) the Tranche 1 Warrant Units (based on the Registration Date Price) issued to Holder in connection with such exercise plus (B) the Additional Cash, equals at least the value (based on the Exercise Date Price) of the Tranche 1 Warrant Units issued to Holder in connection with such exercise. In lieu of delivery of Additional Units or Additional Cash as provided above, the Partnership and Rio Vista Penny may elect to pay cash to Holder equal to the aggregate value (based on the Exercise Date Price) of the Tranche 1 Warrant Units issued to Holder in connection with such exercise (the “All Cash Payment”). Upon delivery of the All Cash Payment to Holder, all Tranche 1 Warrant Units issued to Holder in connection with such exercise shall be returned to the Partnership and/or cancelled by the Partnership.
With respect to the Tranche 2 Warrant Units, if, on the Registration Date, the Registration Date Price is less than eighty percent (80%) of the Exercise Date Price, the Partnership and Rio Vista Penny jointly agree to deliver to Holder either (i) Additional Units in such number as necessary so that the aggregate value (based on the Registration Date Price) of (A) the Tranche 2 Warrant Units issued to Holder in connection with such exercise plus (B) the Additional Units, equals at least eighty percent (80%) of the value (based on the Exercise Date Price) of the Warrant Units issued to Holder in connection with such exercise, or (ii) Additional Cash in such amount as necessary so that the aggregate value of (A) the Tranche 2 Warrant Units (based on the Registration Date Price) issued to Holder in connection with such exercise plus (B) the Additional Cash, equals at least eighty percent (80%) of the value (based on the Exercise Date Price) of the Tranche 2 Warrant Units issued to Holder in connection with such exercise. In lieu of delivery of Additional Units or Additional Cash as provided above, the Partnership and Rio Vista Penny may elect to make an All Cash Payment to Holder equal to the aggregate value (based on the Exercise Date Price) of the Tranche 2 Warrant Units issued to Holder in connection with such exercise. Upon delivery of the All Cash Payment to Holder, all Tranche 2 Warrant Units issued to Holder in connection with such exercise shall be returned to the Partnership and/or cancelled by the Partnership.
The Partnership shall pay all taxes and other expenses and charges payable in connection with the preparation, execution, and delivery of unit certificates pursuant to this Section 1 except that, in case such unit certificates shall be registered in a name or names other than Holder of this Warrant, funds sufficient to pay all transfer taxes which shall be payable in connection with the execution and delivery of such unit certificates shall be paid by Holder to the Partnership at the time of the delivery of such unit certificates by the Partnership as mentioned above.
Section 2. Certain Actions Prohibited. The Partnership will not, by amendment of certificate of limited partnership or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by Holder of this Warrant in order to protect the exercise privilege of Holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

Section 3. Anti-dilution Provisions. The Fixed Tranche 1 Price and the number of Tranche 1 Warrant Units shall be subject to adjustment from time to time as provided in this Section 3.
(a) Adjustment for Change in Capital. If at any time after the date hereof, the Partnership (i) pays a dividend or makes a distribution on it common units in common units; (ii) subdivides its outstanding common units into a greater number of common units, (iii) combines its outstanding common units into a smaller number of common units, (iv) makes a distribution on its common units in ownership interests other than common units, or (v) issues by reclassification of its common units any ownership interests of the Partnership, then the Fixed Tranche 1 Price in effect immediately prior to such action shall be adjusted so that Holder may receive upon exercise or exchange of this Warrant and payment of the same aggregate consideration, the number of common units of the Partnership which Holder would have owned immediately following such action if Holder had exercised or exchange the Warrant for the Tranche 1 Warrant Units immediately prior to such action. The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination, or reclassification.
(b) Adjustment for Other Distributions. If at any time after the date hereof, the Partnership distributes to all holders of its common units any of its assets or debt securities, the Fixed Tranche 1 Price following the record date shall be adjusted to be equal to the product of (i) the Tranche 1 Exercise Price immediately prior to the adjustment multiplied by (ii) (A) (x) the Market Price per common unit on the record date of the distribution minus (y) the aggregate fair market value (as determined by the general partner of the Partnership) on the record date of the assets or debt securities to be distributed divided by the number of outstanding common units on such date, divided by (B) the Market Price per common unit on the record date of the distribution.
The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of unitholders entitled to receive the distribution. In the event that such distribution is not actually made, the Tranche 1 Exercise Price shall again be adjusted to the Tranche 1 Exercise Price as determined without giving effect to the calculation provided hereby. In no event shall the Tranche 1 Exercise Price be adjusted to an amount less than zero.
This subsection (b) does not apply to cash distributions paid in the ordinary course of business or paid pursuant to Section 6.3 or 6.4 of the Partnership’s First Amended and Restated Agreement of Limited Partnership.
(c) Minimum Adjustment of Tranche 1 Exercise Price. If the amount of any adjustment of the Tranche 1 Exercise Price required pursuant to this Section 3 would be less than one percent (1%) of the Tranche 1 Exercise Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one percent (1%) of such Tranche 1 Exercise Price; provided that, upon the exercise of this Warrant, all adjustments carried forward and not theretofore made up to and including the date of such exercise shall, with respect to the portion of this Warrant then exercised, be made to the nearest .001 of a cent.

(d) Notice of Adjustment. Upon the occurrence of any event requiring an adjustment of the Tranche 1 Exercise Price, then and in each such case, the Partnership shall promptly deliver to Holder of this Warrant a notice stating the Tranche 1 Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of common units issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Within 90 days after each fiscal year in which any such adjustment shall have occurred, or within 30 days after any request therefor by Holder of this Warrant stating that Holder contemplate exercise of this Warrant, the Partnership will deliver to Holder of this Warrant a certificate of the chief financial officer of the Partnership’s general partner confirming the statements in the most recent notice delivered under this Section 3(d).
Section 4. Fundamental Change Transaction. In case at any time after the date hereof a purchase, tender, or exchange offer shall have been made to and accepted by the holders of more than 50% of the outstanding common units, or the Partnership is otherwise a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all the Partnership’s assets, liquidation, or recapitalization of the common units) which is to be effected in such a way that as a result of such transaction or offer the holders of common units (or any other securities of the Partnership then issuable upon the exercise of this Warrant) shall be entitled to receive stock or other securities or property (including cash) with respect to or in exchange for common units (or such other securities), (each such transaction being herein called a “Fundamental Change Transaction”), then, as a condition of such Fundamental Change Transaction, lawful and adequate provision shall be made whereby Holder of this Warrant shall thereafter have a warrant that gives them the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, and in lieu of the common units (or such other securities) purchasable immediately before such transaction upon the exercise hereof, such stock or other securities or property (including cash) as may be issuable or payable with respect to or in exchange for a number of outstanding common units (or such other securities) equal to the number of common units (or such other securities) purchasable immediately before such transaction upon the exercise hereof, had such Fundamental Change Transaction not taken place. In any such case appropriate provision shall be made with respect to the rights and interests of Holder of this Warrant to the end that the provisions hereof (including, without limitation, the provisions for adjustments of the Tranche 1 Exercise Price and of the number of Tranche 1 Warrant Units purchasable upon exercise hereof) shall thereafter be applicable, as nearly as reasonably may be, in relation to the stock or other securities or property thereafter deliverable upon the exercise hereof (including an immediate adjustment of the Tranche 1 Exercise Price if by reason of or in connection with such Fundamental Change Transaction any securities are issued or event occurs which would, under the terms hereof, require an adjustment of the Tranche 1 Exercise Price). In the event of a consolidation or merger of the Partnership with or into another corporation or entity as a result of which a greater or lesser number of common units of the surviving corporation or entity are issuable to holders of common units in respect of the number of shares of common units outstanding immediately prior to such consolidation or merger, then the Tranche 1 Exercise Price in effect immediately prior to such consolidation or merger shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding common units.

The Partnership shall not effect any such Fundamental Change Transaction unless prior to or simultaneously with the consummation thereof the successor corporation or entity (if other than the Partnership) resulting from such consolidation or merger or the corporation or entity purchasing such assets and any other corporation or entity the shares of stock or other securities or property of which are receivable thereupon by Holder of this Warrant shall expressly assume, by written instrument executed and delivered (and satisfactory in form) to Holder of this Warrant, (i) the obligation to deliver to Holder such stock or other securities or property as, in accordance with the foregoing provisions, Holder may be entitled to purchase and (ii) all other obligations of the Partnership hereunder.
Section 5. Other Notices. In case at any time:
(a) the Partnership shall declare or pay to all the holders of common units or other equity securities any dividend (whether payable in common units, cash, securities or other property), other than cash distributions pursuant to Section 6.3 or 6.4 of the Partnership’s First Amended and Restated Agreement of Limited Partnership;
(b) the Partnership shall offer for subscription pro rata to all the holders of common units any additional equity interests of any class or other rights;
(c) there shall be any capital reorganization, or reclassification of the common units of the Partnership, or consolidation or merger of the Partnership with, or sale of all or substantially all its assets to, another corporation or other entity;
(d) there shall be a voluntary or involuntary dissolution, liquidation, or winding-up of the Partnership; or
(e) there shall be any other Fundamental Change Transaction;
then, in any one or more of such cases, the Partnership shall give to Holder of this Warrant (i) at least 15 days prior to any event referred to in clause (a) above, at least 30 days prior to any event referred to in clause (b), (c), (d) or (e) above, written notice of the date on which the books of the Partnership shall close or a record shall be taken for such dividend, distribution, or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, or transaction and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, or transaction known to the Partnership, at least 30 days prior written notice of the date (or, if not then known, a reasonable approximation thereof by the Partnership) when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution, or subscription rights, the date on which such holders of common units shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which such holders of common units shall be entitled to exchange their common units for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, or transaction, as the case may be. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under Securities Laws, or to a favorable vote of security holders, if either is required.

Section 6. Certain Events. If any event occurs as to which, in the good faith judgment of the general partner of the Partnership, the other provisions of Section 3 or Section 4 are not strictly applicable or if strictly applicable would not fairly protect the exercise rights of Holder of this Warrant in accordance with the essential intent and principles of such provisions, then the general partner of the Partnership shall make such adjustment, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of Holder of this Warrant; provided that no such adjustment shall have the effect of increasing the aggregate purchase price of the Warrant Units.
Section 7. Issue Tax. The issuance of certificates for Warrant Units upon the exercise of this Warrant shall be made without charge to Holder of this Warrant or such shares for any issuance tax in respect thereof, provided that the Partnership shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any warrant or certificate in a name other than Holder of this Warrant.
Section 8. No Rights or Liabilities as a Partner. This Warrant shall not entitle Holder to any voting rights or other rights as a partner of the Partnership. No provision of this Warrant, in the absence of affirmative action by Holder to purchase Warrant Units, and no mere enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the Tranche 1 Exercise Price or Tranche 2 Exercise Price or as a partner of the Partnership, whether such liability is asserted by the Partnership or by creditors of the Partnership.
Section 9. Transfer, Exchange, and Replacement of Warrant; Representations and Covenants.
(a) Warrant Transferable. Holder of this Warrant may transfer and assign it to any affiliate of Holder, provided that such person is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, as presently in effect, or a Qualified Institutional Buyer (as defined in Rule 144A promulgated under the Securities Act, as presently in effect). Holder of this Warrant may not transfer and assign it to any other person without the prior written consent of the Partnership. The permitted or approved transfer of this Warrant and all rights hereunder, in whole or in part, is registrable at the office or agency of the Partnership referred to in Section 9(e) by Holder in person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed. Upon any permitted or approved transfer of this Warrant to any person, other than a person who is at that time a holder of other Warrants, the Partnership shall have the right to require Holder and the transferee to make customary representations to the extent reasonably necessary to assure that the transfer will comply with the Securities Act and any applicable state securities laws. Holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that Holder, when this Warrant shall have been so endorsed, may be treated by the Partnership and all other persons dealing with this Warrant as the absolute owner and Holder for any purpose and as the person entitled to exercise the rights represented by this Warrant and to the registration of transfer hereof on the books of the Partnership; but until due presentment for registration of transfer on such books the Partnership may treat the registered Holder as the owner and holder of this Warrant for all purposes, and the Partnership shall not be affected by any notice to the contrary.

(b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender of this Warrant by Holder at the office or agency of the Partnership referred to in Section 9(e) hereof, for new Warrants of like tenor representing in the aggregate the right to purchase the number of common units which may be purchased hereunder, each of such new Warrants to be imprinted with the same legend appearing on the face of this Warrant and to represent the right to purchase such number of common units as shall be designated by Holder at the time of such surrender. For purposes hereof, the term “Warrant” shall be deemed to include any and all such replacement Warrants, whether issued pursuant to this Section 9(b) or any other Section hereof.
(c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Partnership of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Partnership, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Partnership, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.
(d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in Section 9(c), this Warrant shall be promptly cancelled by the Partnership. The Partnership shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 9.
(e) Register. The Partnership shall maintain, at its office in El Segundo, California (or such other office or agency of the Partnership as it may designate by notice to Holder), a register for this Warrant, in which the Partnership shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.
(f) Reservation of Authorized Common Units. The Partnership has, and shall continue at all times to reserve and keep available out of the aggregate of its authorized but unissued common units, free and clear of all preemptive rights, such number of its duly authorized common units, or other stock or securities deliverable pursuant to Section 3 hereof, as shall be sufficient to enable the Partnership at any time to fulfill all of its obligations hereunder upon the exercise of this Warrant.
(g) Representations and Covenants of the Partnership. The Partnership represents and covenants that all Warrant Units will, when issued, be validly issued, fully paid and nonassessable. Upon the exercise of this Warrant, the issuance of the Warrant Units will not be subject to any preemptive or similar rights. The Partnership further represents that all securities previously offered or sold by the Partnership which were not registered pursuant to the Securities Act or the Securities Exchange Act of 1934, as amended, were offered or sold pursuant to valid exemptions from the Securities Act. No private offering memorandum furnished to any offeree or purchaser of such securities, at the time of delivery of such private offering memorandum, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

(h) Representations and Covenants of Holder. Holder is acquiring this Warrant and will acquire the Warrant Units for its own account, with no present intention of distributing or reselling this Warrant or the Warrant Units or any part thereof in violation of applicable securities laws. Subject to Section 1 hereof, Holder acknowledges that this Warrant has not been, and when issued the Warrant Units will not be, registered under the Securities Act or the securities laws of any state in the United States or any other jurisdiction and may not be offered or sold by such Holder unless subsequently registered under the Securities Act (if applicable to the transaction) and any other securities laws or unless exemptions from the registration or other requirements of the Securities Act and any other securities laws are available for the transaction. Holder represents that it is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, as presently in effect, or a Qualified Institutional Buyer (as defined in Rule 144A promulgated under the Securities Act, as presently in effect).
Section 10. Notices. All notices, requests, and other communications required or permitted to be given or delivered hereunder to Holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid, or by delivery service with proof of delivery, and addressed to Holder at the address shown for Holder on the books of the Partnership, or at such other address as shall have been furnished to the Partnership by notice from Holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Partnership shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid, or by delivery service with proof of delivery, and addressed to the office of the Partnership at 2121 Rosecrans Avenue, Suite 3355, El Segundo, CA 90245, Attention: Chief Financial Officer, or at such other address as shall have been furnished to Holder of this Warrant by notice from the Partnership. Any such notice, request, or other communication may be sent by facsimile but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the delivery thereof to (or the receipt by, in the case of a facsimile) the person entitled to receive such notice at the address of such person for purposes of this Section 10, or, if mailed, at the completion of the third full day following the time of such mailing thereof to such address, as the case may be.
Section 11. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF DELAWARE, WITHOUT REGARD TO ANY CHOICE OF LAW PRINCIPLES OF SUCH STATE.
Section 12. Remedies. The Partnership stipulates that the remedies at law of Holder of this Warrant in the event of any default or threatened default by the Partnership in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific enforcement of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

Section 13. Miscellaneous.
(a) Amendments. This Warrant and any provision hereof may not be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought.
(b) Descriptive Headings. The descriptive headings of the several sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.
(c) Successors and Assigns. This Warrant shall, to the extent provided in Section 9(a), be binding upon any entity succeeding to the Partnership by merger, consolidation, or acquisition of all or substantially all the Partnership’s assets.
[Signature Page Follows]

IN WITNESS WHEREOF, the Partnership and Rio Vista Penny have caused this Warrant to be signed by their duly authorized officers on this 19th day of November, 2007.

RIO VISTA ENERGY PARTNERS L.P.

By:	Rio Vista GP, LLC,
its General Partner

By:

Name:

Title:

RIO VISTA PENNY LLC

By:

Name:

Title:

FORM OF EXERCISE AGREEMENT

Dated:	.

To:

Attention:
The undersigned, Holder of the foregoing Warrant, hereby elect to exercise purchase rights represented thereby for, and to purchase thereunder,                      common units covered by such Warrant pursuant to Section 1 of such Warrant, herewith makes payment in full for such common units by reducing the outstanding principal, accrued interest, and other expenses owing to Holder by GMOP pursuant to the Note Purchase Agreement by $                     and request that certificates for such common units (and any other securities or other property issuable upon such exercise) be issued in the name of, and delivered to                                          and                                         .
The undersigned, Holder of the foregoing Warrant, is acquiring such common units for its own account, with no present intention of distributing or reselling such units or any part thereof in violation of applicable securities laws. Subject to Section 1 of such Warrant, Holder acknowledges that such units have not been registered under the Securities Act of 1933 (the “Securities Act”) or the securities laws of any state in the United States or any other jurisdiction and may not be offered or sold by such Holder unless subsequently registered under the Securities Act (if applicable to the transaction) and any other securities laws or unless exemptions from the registration or other requirements of the Securities Act and any other securities laws are available for the transaction. Holder represents that it is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, as presently in effect, or a Qualified Institutional Buyer (as defined in Rule 144A promulgated under the Securities Act, as presently in effect).

Signature:

Title of Signing Officer or Agent (if any):

Note:	The above signature should correspond exactly with the name on the face of the within Warrant or with the name of the assignee appearing in the assignment form.

FORM OF ASSIGNMENT
FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights represented by and under the within Warrant, with respect to the number of common units covered thereby set forth hereinbelow, to:

Name of Assignee	Address	No. of Common Units

, and hereby irrevocably constitutes and appoints                                          as agent and attorney- in-fact to transfer said Warrant on the books of the within-named partnership, with full power of substitution in the premises.
Dated:                                         ,
In the presence of

Name:

Signature:

Title of Signing Officer or Agent (if any):

Address:

Note:	The above signature should correspond exactly with the name on the face of the within Warrant.